EXHIBIT 1 TO
                                  SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                        PURSUANT TO SECTION 240.13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: September 12, 2002



        TRIDENT II, L.P.
        By:  Trident Capital II, L.P., its sole general partner
        By:  CD Trident II, LLC, a general partner

        By:  /s/  David J. Wermuth
             _____________________________________
        Name:   David J. Wermuth
        Title:  Vice President

        MARSH & McLENNAN EMPLOYEES' SECURITIES COMPANY, L.P.
        By:  Marsh & McLennan GP I, Inc., its sole general partner

        By:  /s/  David J. Wermuth
             _____________________________________
        Name:   David J. Wermuth
        Title:  Assistant Secretary

        MARSH & McLENNAN CAPITAL PROFESSIONALS FUND, L.P.
        By:  Marsh & McLennan GP I, Inc., its sole general partner

        By:  /s/  David J. Wermuth
             _____________________________________
        Name:   David J. Wermuth
        Title:  Assistant Secretary

        TRIDENT CAPITAL II, L.P.
        By:  CD Trident II, LLC, a general partner

        By:  /s/  David J. Wermuth
             _____________________________________
        Name:   David J. Wermuth
        Title:  Vice President

        MARSH & McLENNAN GP I, INC.

        By:  /s/  David J. Wermuth
             _____________________________________
        Name:   David J. Wermuth
        Title:  Assistant Secretary



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                                  End of Filing